United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 29, 2026

Commission File No.	Exact Name of Registrant as Specified in its Charter and Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Number
1-16681	Spire Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1.00 par value	SR	New York Stock Exchange LLC

Depositary Shares, each representing a 1/1,000th interest in a share of 5.90% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $25.00 per share	SR.PRA	New York Stock Exchange LLC

6.375% Junior Subordinated Notes due 2086	SRJN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 29, 2026, Spire Inc. (“Spire”) announced that it will redeem all 10,000 of its outstanding Series A Cumulative Redeemable Perpetual Preferred Stock, par value $25.00 per share, liquidation preference $25,000 per share (the “Series A Preferred Stock”) and the corresponding depositary shares of the Company (“Depositary Shares”), each representing 1/1000th fractional interest in one share of Series A Preferred Stock. The anticipated redemption date is February 13, 2026 (the “Redemption Date”). The Depositary Shares will be redeemed at a redemption price of $25.00 per share (equivalent to $25,000 per share of the Series A Preferred Stock), plus $0.36056 per share, the amount equal to all accumulated and unpaid dividends up to, but not including, the Redemption Date. The Series A Preferred Stock will cease to accumulate dividends immediately prior to the Redemption Date. Upon redemption, the Series A Preferred Stock (or related Depositary Shares) will no longer be outstanding, and all rights of the holders will terminate, except the right of the holders to receive the cash payable upon such redemption, without interest. Upon redemption, the Series A Preferred Stock will be delisted from trading on the New York Stock Exchange.

A copy of the press release announcing the redemption of all of the outstanding shares of the Series A Preferred Stock is hereby incorporated by reference and filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report.

Exhibit Number	Exhibit

99.1	Spire Inc. press release dated January 29, 2026, “Spire Inc. Announces Redemption of 5.90% Series A Cumulative Redeemable Perpetual Preferred Stock”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRE INC.

Date: January 29, 2026	By:	/s/ Adam Woodard
Adam Woodard
Executive Vice President and Chief Financial Officer